SinuNase BioCentury Conference SinuNase BioCentury Conference Frank E. O’Donnell, Jr, MD Chairman and CEO Exhibit 99.1

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Chronic sinusitis
Chronic sinusitis
Symptoms
• Chronic nasal obstruction
• Chronic post-nasal drip and rhinorrhea
• Chronic periocular headaches
• Recurrent bouts of acute bacterial sinusitis
Signs
• Intranasal polyps on endoscopy
• Mucosal thickening on CT of sinuses
Costs
• $5.8 Billion per year in direct costs
• 30 Million antibiotic prescriptions per year
• 9.2 Million office visits
• 0.6 Million sinus surgeries/year

Chronic Sinusitis : Mucosal changes due to eosinophilic
infiltration of tissue…fungus is non-invasive
Chronic Sinusitis : Mucosal changes due to eosinophilic
infiltration of tissue…fungus is non-invasive
Eosinophils in tissue
migrate into mucus to
attack fungus
Polyps by endoscopy
Sinus mucosal thickening
by CT scan
Eosinophils and
fungus in mucus

How bad is it? Impact on Quality of Life is worse than back pain, congestive heart failure, chronic obstructive pulmonary disease
How bad is it? Impact on Quality of Life is worse than back pain, congestive heart failure, chronic obstructive pulmonary disease
CS impact on bodily pain scores (lower is worse), compared to congestive heart failure,
COPD, angina, and back pain/sciatica. (Glicklich, 1994).

How big is the market ?  10% of population has
chronic sinusitis
How big is the market ?  10% of population has
chronic sinusitis
2.5
4
12
22
31
0
5
10
15
20
25
30
35
Under ENT
Care
Post-Surgery
CRS
Moderate-to-
Severe CRS
Diagnosed Total with CRS

Prior management of CS
Prior management of CS
Hampered by lack of understanding of the pathogenesis
No approved pharmaceutical
Nothing has ever been in phase 3 study
Development pipeline: intranasal antibiotic
Functional endoscopic surgery
•Improve airway and sinus drainage by excising polyps
•Improve sinus drainage by enlarging the natural ostia
Intranasal steroids
Intranasal antihistamine
Short pulse of oral steroids
Lavage with saline

A paradigm shift: The cause of chronic sinustis is
host sensitivity to a common mold (Alternaria)
A paradigm shift: The cause of chronic sinustis is
host sensitivity to a common mold (Alternaria)
• Airborne Alternaria spores are ubiquitous
• Pigmented saprophytic mold (decaying vegetation)
• Also part of the black mold on damp gypsum board (sick buildings)
• Hyphal elements are very large (~200 microns in diameter)
• Patients with and without chronic sinusitis have the mold in the mucus
• Patients with chronic sinusitis are sensitive to a secreted protein
• Eosinophilic response in patients with chronic sinusitis to the secreted protein
• Eosinophils migrate into the mucus and degranulate injuring mold and tissue

CRS: An Immune Response to Fungi
CRS: An Immune Response to Fungi
Electron microscopy image:
Eosinophil (blue) releasing
major basic protein as it
comes into contact with a
fungal hyphae (green).
This toxic protein is
damaging to both the
fungus and the mucosal
tissue of the sinus and
nose.

Reactivity to fungus is responsible for  CS
Reactivity to fungus is responsible for  CS
Eosinophils target fungi in the mucin of CS
patients. When that occurs, the eosinophils
release toxic granule proteins, such as
major basic protein (MBP). MBP in mucin
indicates a reaction to the fungus.
•70%
of submitted (10,000+) specimens are MBP positive
•100% of all CS patients (299/299) in trial are MBP positive
•
This strong correlation supports the paradigm shift to a
fungal-driven inflammatory etiology (cause) for CS

CRS Treatment Strategy: Topical Antifungals
CRS Treatment Strategy: Topical Antifungals
• Systemic antifungals associated with side effects
• All side effects are dose related
• Fungi are only in the mucus
• Intranasal delivery would avoid  systemic effects
•
Direct mucoadministration: high dose to organism, low dose to host
• Reduction of antigenic load is the goal, NOT eradication of the fungus

SinuNase License
SinuNase License
Accentia’s License from the Mayo Foundation:
Exclusive global license for intranasal Amphotericin B for
CS
Exclusive option to license all other antifungals until Dec
2008
Patent expires 2018: method of use for product and for
diagnostic.
Additional patents pending on formulations
Sales-based royalties : cumulative 23%
Estimated selling price $200/month (based on compounded
products) with 5% COGS

SinuNase Study Summary
SinuNase Study Summary
(p<0.0012)
Pump Spray
2003 Geneva University
Study (Pump Spray)
(p<0.04)
SNOT-20 Lavage
2004 Mayo Clinic Study
Double blind, randomized
placebo controlled study
(p=0.018)
Pump Spray
2006 Corradini Study (Pump
Spray)
Objective Improvement? Subjective Improvement? Lavage or Pump Spray? Study Center
(P<0.001)
Lavage
2002 Mayo Clinic Study
(p<0.0012)
Lavage
2002 Geneva University
Study

SinuNase: Study Protocol Pivotal Fast Track Phase 3
SinuNase: Study Protocol Pivotal Fast Track Phase 3
Complete resolution of both cardinal symptoms (eliminated debate over what constitutes a clinically meaningful improvement in symptoms). Objective secondary endpoints include endoscopy, CT of sinuses, biomarkers in mucus
Primary Endpoint
Secondary Endpoints
Unblinding commenced this week Un-blinding
120 days Study duration per patient
Over 60 Number of study centers
Patients who have clinically definite refractory, post-surgical CS will be enrolled. Subjects must have signs and symptoms of recurrent
CS and a history of prior maxillary sinus surgery for CS consisting of antrostomy with or without polypectomy at least 6 months prior to study entry.  Patients must report and experience cardinal
symptoms of CS (nasal congestion and sinus headaches), must
have polyposis, and must have CT scan changes
Patient population
Pivotal Phase III (300 patients enrolled) Study phase
Refractory (post-surgical) CS (chronic sinusitis) Indication
Placebo (matches SinuNase pH, tonicity, appearance, and color) Comparative drug
Amphotericin B intranasal suspension 0.01% (no burning, no taste, no odor)
Study medication
ACC-05-01 - Amphotericin B Suspension in Refractory Chronic
Sinusitis
Study Number

15 Clinical Trial Enrollment and Randomization Clinical Trial Enrollment and Randomization

SinuNase Lavage Formulation
SinuNase Lavage Formulation
Designed to allow ease of dispensing and low
cost of goods
Stable: room temp for 18+ months
Simple: preparation consistent with
ubiquitous saline lavages
Demonstrated greatest in-vitro efficacy when
compared to previously tested formulations
Compliant: all CTM contractors experienced,
qualified
Validated: blend uniformity and fill volume;
diluent sterility
Nasaline syringe provides measured dose
applied to nose with positive pressure as with
bulb syringe

17 0 0.5 1 1.5 2 2.5 3 What is the best delivery mechanism: Lavage>Spray>Nebulized What is the best delivery mechanism: Lavage>Spray>Nebulized Miller, et al. Laryngoscope 114:February 2004

Is 100 ug/cc of Ampho B adequate?
Is 100 ug/cc of Ampho B adequate?
MIC50 for Amphotericin B is  ~1ug/cc or 100X less
than SinuNase clinical formulation
Placebo control for SinuNase clinical trial has no
antifungal effect in vitro
from Pujol, et al. J. Antimicrobial Ther (2000) 46, 323-342
.

Intent to Treat Analysis (ITT)
Intent to Treat Analysis (ITT)
N = 147
N = 143
Resolution of Congestion
and Headache at Week 16
60% 20%
20%
No Resolution
Partial Resolution
Complete Resolution
Note: Includes subjects discontinued from randomization
Change in Endoscopy Scores, by
Nostril, from Screening to Week 16
34%
18%
30%
13%
5%
Decreased in Both
Decreased in One, Remained the Same in the Other
Remained the Same in Both
Increased in One, Remained the Same in the Other
Increased in Both

20 Decrease in Endoscopy Scores (ITT; Week 16) Decrease in Endoscopy Scores (ITT; Week 16)

CT Scan Results (ITT; Week 16)
CT Scan Results (ITT; Week 16)
CT Scan Results at Week 16
57%
43%
Decrease in Percent Mucosal Thickening
Increase in Percent Mucosal Thickening
15
(Note: Does not include all subjects discontinued from randomization)
CT Scan Results at Week 16
0
5
10
15
20
25
30
Percent Change in Mucosal Thickening

22 Decrease in Mucosal Thickening (ITT; Week 16) Decrease in Mucosal Thickening (ITT; Week 16)

23 CT scan at baseline vs 16 weeks: SinuNase or Placebo Control? CT scan at baseline vs 16 weeks: SinuNase or Placebo Control? CT of maxillary sinus at enrollment CT of maxillary sinus at 16 weeks

Symptom Resolution and Endoscopy Score Change
Symptom Resolution and Endoscopy Score Change
SinuNase vs. Placebo (1:1) (Week 0 to 16)
Randomization (Week 0)
Saline Wash
(Week -2 to 0)
n=32; Does not include subjects discontinued from randomization
Only includes subjects who had complete resolution at week 16
Visit at which Subjects First Experience Relief of Congestion, Headache, or Both and
Endoscopy Score Change
44%
60%
79%
82%
88%
94%
97%
100%
0%
0%
28%
42%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
-2 0 2 4 6 8 10 12 14 16
Week
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
Symptoms
Endoscopy
Endoscopy
Median Score
2
2

0%
7%
10%
9%
19%
24%
40%
33%
30%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
Placebo
Active (Minimum response for
statistical significance)
Imputed % of SinuNase
responders
Imputed % of SinuNase responders for any given % of placebo  responders and the corresponding minimum SinuNase response rate for statistical significance.
Imputed % of SinuNase responders for any given % of placebo  responders and the corresponding minimum SinuNase response rate for statistical significance.

Un-blinded Results (ITT)
Un-blinded Results (ITT)
299 patients enrolled/299 randomized
eMBP in nasal mucus
100% (299 out of 299)
Implications: virtually 100% of CS due to fungal-induced inflammation
Safety
Two arms indistinguishable
Not one serious adverse event attributable to drug
Not one example of allergic reaction
Primary endpoint (Patient Reported Outcome)
Complete Resolution of Two Cardinal Symptoms
Throughout study and at week 16:
Superiority of SinuNase arm to placebo control lavage
(O'Brien composite ranking P=0.14)

Why Placebo Responders?
Why Placebo Responders?
Why any placebo control responders??
True placebo or some therapeutic effect?
Secondary endpoints
Endoscopy score changes ...pending
CT scan changes ...pending
Biomarkers* in nasal mucus...pending
Composite symptom score...pending
*Biomarkers include fungal antigens, inflammatory cytokines

Saline Lavage Trials in Chronis Sinusitis (CS)
Saline Lavage Trials in Chronis Sinusitis (CS)
6 point visual analog scale: 0.3
pt. delta for each
6 point visual analog scale:
0.3 pt. delta for each
Ems salt solution
and saline
Yes Bachmann
(2000)
Yes
Yes
CS
Confirmed
Polyposis recurred in 44% of
saline treated pt’s
N/A
Saline lavage vs
intranasal
steroids
Bross-Soriano
(2004)
Worsened CT scans
Increased inflammation
Did not improve endoscopy
staging
No Sterile water
lavage
Ponikau, et
al(2005)
Objective Improvement? Effect on Symptoms? Placebo Solution
Description
(control groups)
Study
Conclusion: No evidence that saline or water lavage can eliminate symptoms, reduce polyposis, or improve mucosal thickening on CT scan

Ebbens and Fokkens Study (JACI Nov 2006)
Ebbens and Fokkens Study (JACI Nov 2006)
No significant differences were observed
after 13 weeks of treatment
Results
Primary outcomes included a reduction in total visual analog scale
(VAS) score of symptoms and nasal endoscopy score.
Endpoints
116  patients with CRS
were instructed to instill 25 mL amphotericin B (100 mg/mL) or placebo to each nostril twice daily for 3 months.
Patients
Double-blind, placebo-controlled, multicenter study comparing the effectiveness of compounded amphotericin B nasal lavages with placebo using the EMCUR delivery device.
Objective
Why no effect?  Insufficient delivery with Emcur device (no pressure). SinuNase
Study uses Nasaline device to deliver lavage under pressure.

Summary: 10 Key Points on SinuNase
Summary: 10 Key Points on SinuNase
1.  Largest untapped pharma market in US and EU is CS
2.  No competitor in the pipeline
3.  Patent-protected product
4.  Patent-protected companion diagnostic
5.  Well-tolerated formulation
6.  Very low risk of adverse effects
7.  Low cost of goods
8.  Acceptance of a fungal-induced etiology by specialists
9.  Built in user-base at launch (off-label compounding)
10. Evidence for efficacy in well-documented severe CS…unfolding